RASC Series 2003-KS7 Trust

Home Equity Mortgage Asset-Backed Pass-Through Certificates,

Series 2003-KS7

$1,500,000,000 (Approximate)

Subject to Revision

August 11, 2003 - Computational Materials

Copyright 2003 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on collateral information provided by Residential Funding Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

JPMorgan

GMAC RFC

ABS New Issue Term Sheet

$1,500,000,000 (Approximate)

Home Equity Mortgage Asset-Backed Pass-Through Certificates,

Series 2003-KS7

Residential Asset Securities Corporation

Depositor

RASC Series 2003-KS7 Trust

Issuer

Residential Funding Corporation

Master Servicer

August 11, 2003

TERM SHEET

August 11, 2003

Residential Asset Securities Corporation

RASC Series 2003-KS7 Trust

$1,500,000,000 (Approximate)

Subject to Revision

Offered Certificates(a)(b)(f)(g)

Class	Expected Ratings (Moody's / S&P / Fitch)	Expected Approximate Size(a)	Interest Type	Principal Type	Expected WAL to Call (yrs)	Expected Principal Window (mos)	Scheduled Final Distribution Date
A-I-IO(c) (e)	[Aaa/AAA/AAA]	Notional	FIX-IO	Notional	1.11(h)	NA	February 2006
A-I-1(e)	[Aaa/AAA/AAA]	235,800,000	FLT	SEQ	0.90	09/03 - 04/05	April 2019
A-I-2(e)	[Aaa/AAA/AAA]	90,400,000	FIX	SEQ	2.00	04/05 - 01/06	February 2024
A-I-3(e)	[Aaa/AAA/AAA]	114,200,000	FIX	SEQ	3.00	01/06 - 07/07	December 2028
A-I-4(e)	[Aaa/AAA/AAA]	85,400,000	FIX	SEQ	5.00	07/07 - 03/10	November 2031
A-I-5(d) (e)	[Aaa/AAA/AAA]	61,450,000	FIX	SEQ	8.31	03/10 - 03/12	September 2033(k)
A-I-6(e)(i)	[Aaa/AAA/AAA]	65,250,000	FIX	NAS	6.47	09/06 - 03/12	September 2033 (k)
M-I-1(e)	[Aa2/AA/AA+]	32,625,000	FIX	MEZ	5.73	09/06 - 03/12	September 2033 (k)
M-I-2(e)	[A2/A/A+]	23,562,000	FIX	MEZ	5.73	09/06 - 03/12	September 2033 (k)
M-I-3(e)	[Baa2/BBB+/BBB+]	16,313,000	FIX	MEZ	5.72	09/06 - 03/12	September 2033 (k)
A-II-A(d) (e) (j)	[Aaa/AAA/AAA]	400,000,000	FLT	PT	2.35	09/03 - 04/09	September 2033 (k)
A-II-B(d) (e)	[Aaa/AAA/AAA]	305,250,000	FLT	PT	2.43	09/03 - 04/09	September 2033 (k)
M-II-1(d) (e)	[Aa2/AA/AA+]	36,813,000	FLT	MEZ	4.12	10/06 - 04/09	September 2033 (k)
M-II-2(d) (e)	[A2/A/A+]	25,188,000	FLT	MEZ	4.03	09/06 - 04/09	September 2033 (k)
M-II-3(d) (e)	[Baa1/BBB+/BBB+]	7,749,000	FLT	MEZ	3.36	09/06 - 02/08	September 2033 (k)

  The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

  The Offered Certificates will be priced to the applicable Optional Termination Date and Pricing Speed for the related loan group.

  The Class A-I-IO Certificates Notional Schedule and coupon are described herein.

  The pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum, the applicable margin on the Class A-II Certificates will increase to 2x their original margin and the applicable margin on the Class M-II Certificates will increase to 1.5x their original margin on the second Distribution Date after the related Optional Termination Dates.

  The Offered Certificates may be subject to a Net WAC Cap.

  Pricing Speed (Group I) of 23% HEP (2.3% CPR building to 23% by month 10, thereafter remaining constant at 23%).

  Pricing Speed (Group II) of 100% PPC (2% CPR in month one, increasing by approximately 2.545% each month to 30% CPR in month twelve, remaining at 30% CPR until month 22, increasing to 50% CPR from month 23 to month 27, and decreasing to 35% CPR in month 28 and thereafter).

  Modified Duration

  Principal Lockout Bond

  Not offered hereby.

  Scheduled Final Distribution Date for this class is the Distribution Date in the month following the latest maturing Mortgage Loan in the related loan group.

Issuer: RASC Series 2003-KS7 Trust

Certificates: Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS7:

Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates, Class A-I-6 Certificates and Class A-I-IO Certificates, (the "Class A-I Certificates"); Class A-II-A Certificates and Class A-II-B Certificates (the "Class A-II Certificates"). The Class A-I Certificates and the Class A-II Certificates are referred to herein as the "Class A Certificates".

Class M-I-1 Certificates, Class M-I-2 Certificates, and Class M-I-3 Certificates (the "Class M-I Certificates"); Class M-II-1 Certificates, Class M-II-2 Certificates, and Class M-II-3 Certificates (the "Class M-II Certificates"). The Class M-I Certificates and the Class M-II Certificates are referred to herein as the "Class M Certificates" and together with the Class A Certificates are referred to herein as the "Offered Certificates". The Class M-I-1 Certificates and the Class M-II-1 Certificates are referred to herein as the "Class M-1 Certificates", the Class M-I-2 Certificates and the Class M-II-2 Certificates are referred to herein as the "Class M-2 Certificates," and the Class M-I-3 Certificates and the Class M-II-3 Certificates are referred to herein as the "Class M-3 Certificates". Notwithstanding the foregoing definition of Offered Certificates, the Class A-II-A Certificates are not being offered hereby.

Depositor: Residential Asset Securities Corporation, an affiliate of Residential Funding Corporation.

Master Servicer: Residential Funding Corporation (the "Seller", "Master Servicer" or "RFC")

Subservicer: Primary servicing will be provided by HomeComings Financial Network, Inc., a wholly owned subsidiary of RFC, with respect to approximately 87.45% of the Group I Mortgage Loans, 94.79% of the Group II-A Mortgage Loans and 93.15% of the Group II-B Mortgage Loans.

Trustee: JPMorgan Chase Bank

Joint Lead Managers: J.P. Morgan Securities Inc. and Bear, Stearns & Co. Inc.

Co-Managers: Banc of America Securities LLC, Citigroup Global Markets Inc. and GMAC-RFC Securities

Mortgage Insurance

Policy Provider: Mortgage Guaranty Insurance Corporation ("MGIC")

Statistical Calculation Date: July 1, 2003

Cut-off Date: August1, 2003

Closing Date: On or about August [28], 2003

Distribution Dates: The 25th day of each month (or the next business day), commencing in September 2003.

Form of Certificates: The certificates will be available in book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: The Class A Certificates, the Class M-I-1 Certificates and the Class M-II-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-I-2 Certificates, the Class M-I-3 Certificates, the Class M-II-2 Certificates and Class M-II-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA Considerations: The Offered Certificates may be eligible for purchase by employee benefit plans that are subject to ERISA. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

SMMEA Eligibility: The offered certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Optional Termination Date: If the aggregate principal balance of either the Loan Group I or Loan Group II individually falls below 10% of the original principal balance of the respective group ("Optional Termination Date"), the Master Servicer may terminate the trust with respect to that loan group.

Eligible Master Servicing

Compensation: With respect to any Distribution Date in the respective loan group, the lesser of (i) one twelfth of 0.125% of the stated principal balanceStated Principal Balance of the Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date with respect to the Mortgage Loans.

Mortgage Loans: The Mortgage Loans will be divided into Loan Group I and Loan Group II. Loan Group I will consist of fixed-rate loans secured by first liens ([9495.47%]) and second liens ([4.53%]) on mortgaged properties. Loan Group II will consist of adjustable-rate loans secured by first liens on mortgaged properties.

Loan Group II will be divided into two sub-groups referred to as Loan Group II-A and Loan Group II-B. Loan Group II-A will consist of adjustable-rate Mortgage Loans having principal balances at origination of no more than $322,700 if a single family property (or $484,050 if the property is located in Hawaii or Alaska), $413,100 if a two-family property (or $619,650 if the property is located in Hawaii or Alaska), $499,300 if a three family property (or $748,950 if the property is located in Hawaii or Alaska) or $620,500 if a four-family property (or $930,750 if the property is located in Hawaii or Alaska). Loan Group II-B will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group II-A.

Mortgage Insurance Policy: The depositor will acquire a mortgage insurance policy (the "MI Policy") for certain Mortgage Loans with LTV ratios in excess of 50% for both Loan Group I and Loan Group II. As of the Cut-off Date approximately [66.21]% of the Group I Mortgage Loans, approximately [74.65]% of the Group II-A Mortgage Loans and approximately [67.27]% of the Group II-B Mortgage Loans will be part of insured by a mortgage insurance policy issued by MGIC. The MI Policy will be subject to certain limitations as described in the prospectus supplement.

Net Mortgage Rate: With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.

Expense Fee Rate: With respect to any Mortgage Loan, the sum of (i) the rate at which the master servicing and subservicing fees are paid and (ii) for the Mortgage Loans insured by the MI Policy, the applicable premium rate for the MI Policy.

Credit Enhancement: Credit enhancement for the structure is provided by:

      Excess Cash Flow;

      Overcollateralization;

      Subordination; and

      Cross-Collateralization.

Excess Cash Flow: For either loan group on any Distribution Date, the sum of (i) the excess of the related available distribution amount over the sum of (a) the interest distribution amount for the related classes of Offered Certificates for that Distribution Date and (b) the related principal remittance amount for that Distribution Date and (ii) any related overcollateralization reduction amounts for that Distribution Date. Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

Overcollateralization: The overcollateralization ("O/C") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required O/C levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related Offered Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an over-collateralization amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the aggregate certificate principal balance of the related Offered Certificates is created. Excess interest, to the extent not used to cover losses, will be directed to build each loan group's O/C until the respective loan group reaches its required O/C Target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. Excess interest will begin to be applied as accelerated principal payments on the [September 2003] Distribution Date with respect to Loan group I and on the [March 2004] Distribution Date with respect to Loan Group II.

Overcollateralization Target Amount: With respect to any Distribution Date and the Group I Loans, (a) if such Distribution Date is prior to the Stepdown Date, [2.25]% of the aggregate principal balance of the Group I Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (i) [4.50]% of the then current aggregate principal balance of the Group I Loans as of the end of the related Due Period and (ii) the Overcollateralization Floor; provided, however, that if a Trigger Event is in effect with respect to the Group II Loans, the Required O/C Target for the Group I Loans shall be such amount on the immediately preceding Distribution Date. With respect to any Distribution Date and the Group II Loans, [0.50]% of the aggregate principal balance of the Group II Loans as of the Cut-Off Date.

Overcollateralization Floor: For either Loan Group, [0.50]% of the aggregate initial principal balance of the Mortgage Loans in the related Loan Group.

Subordination: Certificate subordination will be as follows:

	Initial Credit Enhancement		Target Credit Enhancement After Stepdown Date
Class	Group I	Group II	Group I	Group II
A	[10.00]%	[9.00]%	[24.50]%	[19.00]%
M-1	[5.50]%	[4.25]%	[15.50]%	[9.50]%
M-2	[2.25]%	[1.00]%	[9.00]%	[3.00]%
M-3	[0.00]%	[0.00]%	[4.50]%	[1.00]%

For any class of Offered Certificates, the Initial Credit Enhancement is the sum of all Offered Certificates subordinate to such class as a percentage of the aggregate stated principal balanceStated Principal Balance of the related Mortgage Loans as of the Cut-off Date. The Initial Credit Support is not inclusive of the O/C Target.

Subordination Percentages:

Subordination Percentage
Class	Group I	Group II
A	[75.50]%	[81.00]%
M-1	[84.50]%	[90.50]%
M-2	[91.00]%	[97.00]%
M-3	[95.50]%	[99.00]%

Stepdown Date: For each group of certificates, the later to occur of (i) the Distribution Date in [September 2006] and (ii) the first Distribution Date on which the related Senior Enhancement Percentage is greater than or equal to the related Specified Enhancement Percentage.

Senior Enhancement

Percentage: For either loan group on any Distribution Date, a fraction, the numerator of which is the sum of (i) the aggregate principal balance of the related Class M Certificates immediately prior to that Distribution Date and (ii) the O/C Target overcollateralization amount of the related loan group, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate Principal BalanceStated Principal Balance of the Mortgage Loans in that loan group after giving effect to distributions to be made on that Distribution Date.

Specified Enhancement

Percentage: The Specified Enhancement Percentage is [24.50]% for Loan Group I and [19.00]% for Loan Group II.

Trigger Event: A Trigger Event is in effect with respect to either loan group on any Distribution Date on or after the Stepdown Date if either (i) the product of (a) [1.2] in the case of Loan Group I and [1.0] in the case of Loan Group II and (b) the related Sixty-Plus Delinquency Percentage equals or exceeds the related Senior Enhancement Percentage for that Distribution Date or (ii) cumulative realized losses on the related Mortgage Loans as a percentage of the initial aggregate principal balance of the related Mortgage Loans as of the Cut-off Date equal or exceed the following amounts:

	Group I Certificates	Group II Certificates
Months 36-47	[1.50]% with respect to Month 36, plus an additional 1/12th of [0.75]% for each month thereafter	[1.50]% with respect to Month 36, plus an additional 1/12th of [0.85]% for each month thereafter
Months 48-59	[2.25]% with respect to Month 48, plus an additional 1/12th of [0.50]% for each month thereafter	[2.35]% with respect to Month 48, plus an additional 1/12th of [0.65]% for each month thereafter
Months 60-71	[2.75]% with respect to Month 60, plus an additional 1/12th of [0.50]% for each month thereafter	[3.00]% with respect to Month 60, plus an additional 1/12th of [0.50]% for each month thereafter
Months 72 and thereafter	[3.25]%	[3.50]%

Sixty-Plus Delinquency

Percentage: With respect to either loan group and any Distribution Date on or after the Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with the applicable Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans in that loan group that are 60 or more days delinquent in payment of principal and interest for such Distribution Date, including Mortgage Loans in that loan group in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in that loan group immediately preceding such Distribution Date.

Pricing Prepayment

Assumption: Group I: 23% HEP (2.3% CPR building to 23% by month 10, thereafter remaining constant at 23%).

Group II: 100% PPC (assumes that prepayments start at 2% CPR in month one, increasing by approximately 2.545% each month to 30% CPR in month twelve, remaining at 30% CPR until month 22, increasing to 50% CPR from month 23 to month 27, and decreasing to 35% CPR in month 28 and thereafter).

Interest Accrual Period: Class A-I-1 Certificates, Class A-II Certificates and Class M-II Certificates: From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.

Classes A-I-2 through A-I-6 Certificates, Class A-I-IO Certificates and Class M-I Certificates: The calendar month preceding the current Distribution Date on a 30/360 basis.

Pass-Through Rate: Class A-I-1 Certificates, Class A-II Certificates and Class M-II Certificates: The lesser of (i) One-Month LIBOR plus the related margin per annum and (ii) the related Net WAC Cap on an actual/360-day basis.

Classes A-I-2 through Class A-I-6 and Class M-I Certificates: The lesser of (i) the fixed rate coupon and (ii) the related Net WAC Cap on a 30/360-day basis.

Classes A-I-IO Certificates: The A fixed rate per annum coupon rate as specified on page 1 on a 30/360-day basis.

Coupon Step Up: If the Master Servicer does not purchase the remaining Group I Loans on the related Optional Termination Date, the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second Distribution Date following the related Optional Termination Date. If the Master Servicer does not purchase the remaining Group II Loans on the related Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x the original margin and the applicable margin on the Class M-II Certificates will increase to 1.5x the original margin on the second Distribution Date following the related Optional Termination Date.

Group I Net WAC Cap Rate: For the [September 2003] Distribution Date through the [February 2006] Distribution Date, a per annum rate equal to (i) the weighted average of the Net Mortgage Rates of Group I Mortgage Loans minus (ii) the Pass-Through Rate for the Class A-I-IO Certificates for such Distribution Date multiplied by a fraction, the numerator of which is (a) the Notional Amount of the Class A-I-IO Certificates immediately prior to such Distribution Date, and the denominator of which is (b) the aggregate Stated Principal BalanceStated Principal Balance of Group I Mortgage Loans immediately prior to such Distribution Date. With respect to any subsequent Distribution Date, the weighted average of the Net Mortgage Rates of the Group I Loans.

Class A-I-1 Net WAC Cap

Rate: The product of (i) the Group I Net WAC Cap Rate and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

Group I Net WAC Cap

Rate Shortfall: With respect to each class of Class A-I Certificates and M-I Certificates, other than the Class A-I-IO Certificates, and any Distribution Date on which the Group I Net WAC Cap Rate is used to determine the Pass-Through Rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the Pass-Through Rate that would otherwise be applicable if the Group I Net WAC Cap Rate did not apply, over (ii) accrued certificate interest calculated using the Group I Net WAC Cap Rate. Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under Excess Cash Flow Distributions. No such carryover will be paid to any Class A-I Certificates or Class M-I Certificates once the certificate principal balance has been reduced to zero for such class.

Group I Net WAC Cap Rate

Shortfall Carry-Forward

Amount: With respect to each class of Class A-I Certificates and Class M-I Certificates, other than the Class A-I-IO Certificates, and any Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Rate Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate.

Group II Net WAC Cap Rate: For any Distribution Date, a per annum rate equal to the product of (i) the weighted average of the related Net Mortgage Rates on the Group II Mortgage Loans as of the due date immediately preceding the related due period and (ii) a fraction, the numerator of which is (a) 30 and the denominator of which is (y) the actual number of days in the related interest accrual period.

Group II Basis Risk

Shortfall: If on any Distribution Date the pass-through rate on any class of Class A-II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall will carry-forward with interest thereon, provided, however, that the amount of the carryforward will not exceed the excess of the Group II Weighted Average Maximum Net Mortgage Rate over the Group II Net WAC Cap Rate. Such reimbursement will only come from interest on the Mortgage Loans and proceeds from the Yield Maintenance Agreement and will be paid as described under Priority of DistributionsExcess Cash Flow Distributions. No such carry-forward will be paid to any class of Class A-II Certificates once the certificate principal balance has been reduced to zero for such class.

Group II Basis Risk

Shortfall Carry-Forward

Amount: With respect to each class of Class A-II Certificates and any Distribution Date, an amount equal to any unpaid Group II Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate.

Group II Weighted Average

Maximum Net Mortgage Rate: With respect to any distribution date, the weighted average of the maximum Net Mortgage Rates of the Group II Mortgage Loans, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Yield Maintenance

Agreement: The holders of the Class A-II Certificates and the Class M-II Certificates will benefit from a series of interest rate cap payments from the interest rate cap provider, pursuant to a Yield Maintenance Agreement. The Yield Maintenance Agreement is intended to partially mitigate the interest rate risk that could result from the difference between one-month LIBOR plus the respective margins on the Class A-II Certificates and the Class M-II Certificates and the weighted average of the net mortgage rates of the Group II Mortgage Loans. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the Ceiling Rate. The Yield Maintenance Agreement will not guarantee that any of the Class A-II Certificates and the Class M-II Certificates will receive interest at a pass-through rate based upon LIBOR plus the applicable margin on any Distribution Date. The Yield Maintenance Agreement will terminate after the Distribution Date in July 2005.

On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the Notional Balance (as set forth below) and (b) the actual principal balance of outstanding certificate principal balance of the Class A-II Certificates and the Class M-II Certificates Loan Group II immediately preceding that Distribution Date and (ii) the Strike Rate (as set forth below).

Distribution	Notional	Strike	Ceiling
Date	Balance ($)	Rate (%)	Rate (%)
September 2003	NA	NA	NA
October 2003	772,340,000.00	5.11%	6.87%
November 2003	767,980,000.00	4.92%	6.86%
December 2003	761,901,000.00	5.11%	6.87%
January 2004	754,097,000.00	4.92%	6.86%
February 2004	744,571,000.00	4.92%	6.86%
March 2004	733,338,000.00	5.31%	6.88%
April 2004	717,964,000.00	4.92%	6.85%
May 2004	701,993,000.00	5.10%	6.86%
June 2004	685,844,000.00	4.91%	6.85%
July 2004	668,163,000.00	5.10%	6.86%
August 2004	649,023,000.00	4.91%	6.84%
September 2004	629,386,000.00	4.90%	6.84%
October 2004	610,336,000.00	5.09%	6.85%
November 2004	591,856,000.00	4.90%	6.83%
December 2004	573,928,000.00	5.08%	6.85%
January 2005	556,537,000.00	4.89%	6.83%
February 2005	539,666,000.00	4.89%	6.82%
March 2005	523,300,000.00	5.49%	6.86%
April 2005	507,423,000.00	4.88%	6.82%
May 2005	492,021,000.00	5.07%	6.83%
June 2005	477,081,000.00	4.87%	6.81%
July 2005	456,799,000.00	5.06%	6.82%
August 2005	0

Interest Distributions: On each Distribution Date, accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or Excess Cash Flow) will be paid to the holders of Offered Certificates to the extent of the available distribution amount from the related loan group (after payment of the Expense Fee Rate) in the following order of priority:

      With respect to Loan Group I, to the Class A-I Certificates, pro rata, and with respect to Loan Group II, to the Class A-II-A Certificates and Class A-II-B Certificates to the extent of the Class A-II Interest Distribution Amount;

      To the related Class M-1 Certificates;

      To the related Class M-2 Certificates; and

      To the related Class M-3 Certificates.

Principal Distributions: For each Distribution Date, the Principal Distribution Amount with respect to each loan group will be distributed as follows:

      To the related Class A Certificates, the related Class A Principal Distribution Amount, allocated as described below under "Class A-I Principal Distributions" and "Class A-II Principal Distributions" until the certificate principal balance thereof is reduced to zero;

      To the related Class M-1 Certificates, the related Class M-1 Principal Distribution Amount, until the certificate principal balance thereof is reduced to zero;

      To the related Class M-2 Certificates, the related Class M-2 Principal Distribution Amount, until the certificate principal balance thereof is reduced to zero; and

      To the related Class M-3 Certificates, the related Class M-3 Principal Distribution Amount, until the certificate principal balance thereof is reduced to zero.

Class A-I Principal Distributions: The Class A Principal Distribution Amount for Loan Group I will be distributed as follows:

      To the Class A-I-6 Certificates, the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the certificate principal balance thereof is reduced to zero;

      To the Class A-I-1 Certificates, until the certificate principal balance thereof is reduced to zero;

      To the Class A-I-2 Certificates, until the certificate principal balance thereof is reduced to zero;

      To the Class A-I-3 Certificates, until the certificate principal balance thereof is reduced to zero;

      To the Class A-I-4 Certificates, until the certificate principal balance thereof is reduce to zero;

      To the Class A-I-5 Certificates, until the certificate principal balance thereof is reduced to zero; and

      To the Class A-I-6 Certificates, until the certificate principal balance thereof is reduced to zero.

Class A-II Principal Distributions: The Class A Principal Distribution Amount for Loan Group II will be distributed as follows:

      Concurrently, the Class A-II-A Principal Distribution Amount will be distributed to the Class A-II-A Certificates, until the certificate principal balance thereof has been reduced to zero, and the Class A-II-B Principal Distribution Amount will be distributed to the Class A-II-B Certificates, until the certificate principal balance thereof has been reduced to zero; and

      Any remaining Class A Principal Distribution Amount for Loan Group II will be distributed to the remaining class of Class A-II Certificates, until the certificate principal balance thereof has been reduced to zero.

Excess Cash Flow

Distributions: On any Distribution Date, the Excess Cash Flow for each loan group will be allocated in the following order of priority:

      To pay the holders of the related Offered Certificates the principal portion of realized losses (in the order of priority described above under "Principal Distributions", incurred on the Mortgage Loans in that loan group for the preceding calendar month;

      To pay the holders of the non-related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions", incurred on the Mortgage Loans in that non-related loan group for the preceding calendar month to the extent not covered by Excess Cash Flow from that non-related loan group;

      Commencing on the [September 2003] Distribution Date with respect to Loan Group I and on the [March 2004] Distribution Date with respect to Loan Group II, to pay the holders of the related Offered Certificates in respect of principal in the order of priority as described above under "Principal Distributions"), until the related O/C Target has been achieved;

      Commencing on the [September 2003] Distribution Date with respect to Loan Group I and on the [March 2004] Distribution Date with respect to Loan Group II, to pay the holders of the non-related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the O/C Target for that non-related loan group has been achieved to the extent (not achieved by the application of Excess Cash Flow from that non-related loan group);

      To pay to the holders of the related Offered Certificates pro-rata, the pro-rata amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by related Compensating Interest or Excess Cash Flow on that Distribution Date;

      To pay to the holders of the non-related Offered Certificates pro-rata, the pro-rata amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Compensating Interest or Excess Cash Flow for that non-related loan group on that Distribution Date;

      To pay to the holders of the related Offered Certificates pro-rata, the pro-rata amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;

      To pay to the holders of the non-related Offered Certificates pro-rata, the pro-rata amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon, to the extent not covered by Excess Cash Flow from that non-related loan group;

      To pay to the holders of the related Class A Certificates, pro rata, and then to the related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Rate Shortfall Carry-Forward Amount or any Group II Basis Risk Shortfall Carry-Forward Amount, as applicable;

      To pay to the holders of the non-related Class A Certificates, pro rata, and then to the non-related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Rate Shortfall Carry-Forward Amount or any Group II Basis Risk Shortfall Carry-Forward Amount, as applicable, in each case to the extent not covered by the Excess Cash Flow from that non-related loan group;

      [To pay to the holders of the related Class A Certificates, pro rata, and the Class M Certificates, in order of priority , the principal portion of any realized losses previously allocated thereto that remain unreimbursed];

      [To pay to the holders of the non-related Class A Certificates, pro rata, and the Class M Certificates, in order of priority , the principal portion of any realized losses previously allocated thereto that remain unreimbursed]; and

      To pay to the holder of the Class SB Certificate any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Allocation of Losses: Any realized losses for a loan group will be allocated in the following order of priority:

      To the related Excess Cash Flow for that Distribution Date;

      To the non-related Excess Cash Flow, to the extent remaining after covering realized losses on the Mortgage Loans in that non-related loan group for that Distribution Date;

      To the overcollateralization for that loan group, until reduced to zero;

      To the overcollateralization for the non-related loan group, until reduced to zero (meaning that losses will not be allocated under any subsequent clause until after the aggregate principal balance of the Offered Certificates equals the aggregate principal balance of the Mortgage Loans);

      To the related Class M-3 Certificates, until reduced to zero;

      To the related Class M-2 Certificates, until reduced to zero;

      To the related Class M-1 Certificates, until reduced to zero; and

      With respect to realized losses from Loan Group I, to the Class A-I Certificates, pro rata, with respect to realized losses from Loan Group II-A, to the Class A-II-A Certificates and with respect to realized losses from Loan Group II-B, to the Class A-II-B Certificates.

Group II-A Interest

Remittance Amount: With respect to any Distribution Date, will be the portion of the Available Distribution Amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-A Mortgage Loans.

Group II-B Interest

Remittance Amount: With respect to any Distribution Date, will be the portion of the Available Distribution Amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-B Mortgage Loans.

Class A-II Interest

Distribution Amount: With respect to the Class A-II-A and Class A-II-B Certificates and any Distribution Date, the amount available for payment of accrued and unpaid interest, in the amounts and priority as follows:

      To the Class A-II-A Certificates from the Class A-II-A Interest Remittance Amount and to the Class A-II-B Certificates from the Class A-II-B Interest Remittance Amount;

      To the Class A-II-A Certificates from the Class A-II-B Interest Remittance Amount and to the Class A-II-B Certificates from the Class A-II-A Interest Remittance Amount, in each case, after taking into account clause first (i) above;

      To the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-A and to the Class A-II-B Certificates from the Principal Remittance Amount related to Loan Group II-B, in each case, after taking into account clauses first (i) and second (ii) above; and

      To the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-B and to the Class A-II-B Certificates from the Principal Remittance Amount related to Loan Group II-A, in each case, after taking into account clauses first(i), second (ii) and third (iii) above.

Available Distribution

Amount: For any Distribution Date and each loan group, an amount equal to the sum of the following (net of reimbursements to the master servicer and subservicer):

      The aggregate amount of scheduled payments on the Mortgage Loans in that loan group during the related due period and received on or prior to the related determination date (net of master servicing fees, subservicing fees and applicable premium payable on the mortgage insurance policy);

      Unscheduled payments (including prepayments, insurance and liquidation proceeds, and proceeds from repurchases of and substitutions for the Mortgage Loans in that loan group occurring during the preceding calendar month); and

      All advances made for that Distribution Date in respect of the Mortgage Loans in that loan group.; and

      Amounts received under the Yield Maintenance Agreement, but only to the extent necessary to cover Group II Basis Risk Carry-Forward Amount.

Class A Principal

Distribution Amount: With respect to any Distribution Date and each loan group (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Loan Group for that Distribution Date, the lesser of:

      The Principal Distribution Amount for that Loan Group for that Distribution Date; and

      The excess, if any, of (A) the aggregate Certificate Principal Balance of the related Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 75.50% for of the aggregate Stated Principal Balance of the Loan Group I Mortgage Loans and or 81.00% for of the aggregate Stated Principal Balance of the Loan Group II Mortgage Loans as applicable and (2) the aggregate Stated Principal Balance of the related Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the related Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the related O/C TargetFloor.

Class A-II-A Principal

Distribution Amount: On any Distribution Date, the Class A Certificates Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-A Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Mortgage Loans for that Distribution Date.

Class A-II-B Principal

Distribution Amount: On any Distribution Date, the Class A Certificates Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-B Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Mortgage Loans for that Distribution Date.

Class M-1 Principal

Distribution Amount: With respect to either loan group and any Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balanceStated Principal Balance of the Mortgage Loans in the loan group minus the related O/C Floor.

Class M-2 Principal

Distribution Amount: With respect to either loan group and any Distribution Date, the excess of (x) the sum of (I) aggregate certificate principal balance of the related Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balanceStated Principal Balance of the Mortgage Loans in the loan group minus the related O/C Floor.

Class M-3 Principal

Distribution Amount: With respect to either loan group and any Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (a) the applicable Subordination Percentage of the stated principal balanceStated Principal Balance of the Mortgage Loans in that loan group and (b) the aggregate stated principal balanceStated Principal Balance of the Mortgage Loans in the loan group minus the related O/C Floor.

Class A-I-6 Lockout

Distribution Percentage: The Class A-I-6 Lockout Distribution Percentage is assigned as follows:

      From September 2003 and to August 2006: 0%;

      To From September 2006 and to August 2008: 45%;

      From September 2008 and to August 2009: 80%;

      To From September 2009 and to August 2010: 100%; and

      From September 2010 and thereafter: 300%.

Class A-I-6 Lockout

Distribution Amount: For any Distribution Date, the product of:

      Class A-I-6 Lockout Distribution Percentage; and

      The product of (a) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A-I Certificates immediately prior to that Distribution Date and (b) the Class A-I Principal Distribution Amount.

Principal Remittance Amount: For any Distribution Date and each loan group, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the related Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of the related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month, but excluding subsequent recoveries.

Principal Distribution Amount: For any Distribution Date and each Loan Group, the sum of (i) the Principal Remittance Amount for the related Mortgage Loans and (ii) the Excess Cash Flow to the extent distributable as principal to cover realized losses on the related Mortgage Loans and to reach the O/C Target minus the related overcollateralization reduction amount and certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.

Principal Allocation Amount: With respect to any Distribution Date for Loan Group II, the sum of (i) the Principal Remittance Amount for Loan Group II for that Distribution Date and (ii) the aggregate amount of realized losses on the Group II Mortgage Loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cash Flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cash Flow to cover all realized losses on the Group II Mortgage Loans, in determining the Principal Distribution Amount for Group II Loans, the available Excess Cash Flow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Mortgage Loans in Loan Group II-A and Loan Group II-B, respectively.

Prospectus: The certificates will be offered pursuant to a Prospectus, which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

Class A-I-IO Certificates:

Class A-I-IO Prepayment Sensitivity Table

Prepayment Assumption	59% CPR	60% CPR	61% CPR	62% CPR	63% CPR	64% CPR
A-I-IO
Yield	3.500%	3.500%	1.413%	1.413%	-0.866%	-3.355%
Modified Duration	1.113	1.113	1.103	1.103	1.093	1.084
Price	6.26016%

Class A-I-IO Notional Balance Schedule(a)(b)

Period	Notional Balance
1	103,500,000
2	102,900,000
3	101,900,000
4	100,800,000
5	99,400,000
6	97,900,000
7	96,200,000
8	94,300,000
9	92,100,000
10	90,100,000
11	88,000,000
12	86,100,000
13	84,100,000
14	82,200,000
15	80,300,000
16	78,500,000
17	76,700,000
18	75,000,000
19	73,300,000
20	71,700,000
21	70,100,000
22	68,500,000
23	66,900,000
24	65,400,000
25	63,900,000
26	62,400,000
27	61,000,000
28	59,700,000
29	58,300,000
30	56,900,000
31 and thereafter	0

(a) The notional principal balance for the Class A-I-IO Certificates will be equal to the lesser of the notional balance in the above schedule and the aggregate outstanding principal balance of the Mortgage Loans in Loan Group I.

(b) Assumes a fixed coupon of 3.5%.

Prepayment Sensitivity Tables (to Call):
% of Pricing Speed Assumption	0%	50%	75%	100%	125%	150%
A-I-1
Average Life (years)	8.83	1.48	1.10	0.90	0.77	0.69
Modified Duration (at par)	8.17	1.46	1.09	0.89	0.77	0.68
Principal Window	Sep03 - Aug18	Sep03 - Aug06	Sep03 - Sep05	Sep03 - Apr05	Sep03 - Jan05	Sep03 - Oct04
Principal Window (months)	180	36	25	20	17	14
A-I-2
Average Life (years)	17.39	3.73	2.58	2.00	1.64	1.40
Modified Duration (at par)	13.98	3.52	2.47	1.93	1.59	1.36
Principal Window	Aug18 - Jun23	Aug06 - Feb08	Sep05 - Sep06	Apr05 - Jan06	Jan05 - Jul05	Oct04 - Apr05
Principal Window (months)	59	19	13	10	7	7
A-I-3
Average Life (years)	22.79	6.16	4.03	3.00	2.36	1.98
Modified Duration (at par)	16.14	5.51	3.74	2.82	2.25	1.90
Principal Window	Jun23 - Dec28	Feb08 - Jun12	Sep06 - Dec08	Jan06 - Jul07	Jul05 - Jun06	Apr05 - Jan06
Principal Window (months)	67	53	28	19	12	10
A-I-4
Average Life (years)	26.82	11.69	7.42	5.00	3.75	2.79
Modified Duration (at par)	15.52	8.94	6.18	4.40	3.38	2.58
Principal Window	Dec28 - Nov31	Jun12 - Jul18	Dec08 - Feb14	Jul07 - Mar10	Jun06 - Jun08	Jan06 - May07
Principal Window (months)	36	74	63	33	25	17
A-I-5
Average Life (years)	28.40	15.21	11.27	8.31	6.15	4.74
Modified Duration (at par)	13.95	10.02	8.17	6.49	5.07	4.05
Principal Window	Nov31 - Jan32	Jul18 - Nov18	Feb14 - Dec14	Mar10 - Mar12	Jun08 - Jun10	May07 - Mar09
Principal Window (months)	3	5	11	25	25	23
A-I-6
Average Life (years)	13.23	7.81	7.01	6.47	5.87	5.20
Modified Duration (at par)	9.41	6.31	5.79	5.43	5.01	4.52
Principal Window	Sep06 - Jan32	Sep06 - Nov18	Sep06 - Dec14	Sep06 - Mar12	Dec06 - Jun10	Mar07 - Mar09
Principal Window (months)	305	147	100	67	43	25
M-I-1
Average Life (years)	25.24	10.57	7.55	5.73	4.70	4.15
Modified Duration (at par)	13.41	7.69	5.93	4.73	4.01	3.61
Principal Window	Feb23 - Jan32	Jan09 - Nov18	May07 - Dec14	Sep06 - Mar12	Oct06 - Jun10	Dec06 - Mar09
Principal Window (months)	108	119	92	67	45	28
M-I-2
Average Life (years)	25.24	10.57	7.55	5.73	4.68	4.07
Modified Duration (at par)	12.89	7.53	5.83	4.67	3.95	3.51
Principal Window	Feb23 - Jan32	Jan09 - Nov18	May07 - Dec14	Sep06 - Mar12	Sep06 - Jun10	Oct06 - Mar09
Principal Window (months)	108	119	92	67	46	30
M-I-3
Average Life (years)	25.24	10.57	7.54	5.72	4.66	4.02
Modified Duration (at par)	12.89	7.53	5.83	4.67	3.93	3.48
Principal Window	Feb23 - Jan32	Jan09 - Nov18	May07 - Dec14	Sep06 - Mar12	Sep06 - Jun10	Sep06 - Mar09
Principal Window (months)	108	119	92	67	46	31

Prepayment Sensitivity Tables (to Call):
% of Pricing Speed Assumption	0%	50%	75%	100%	125%	150%
A-II-A
Average Life (years)	19.76	4.52	3.11	2.35	1.87	1.53
Modified Duration (at par)	16.75	4.27	2.99	2.28	1.82	1.50
Principal Window	Sep03 - Jun32	Sep03 - Mar15	Sep03 -- May11	Sep03 - Apr09	Sep03 - Jan08	Sep03 - Feb07
Principal Window (months)	346	139	93	68	53	42
A-II-B
Average Life (years)	19.78	4.61	3.19	2.43	1.94	1.59
Modified Duration (at par)	16.75	4.35	3.06	2.35	1.89	1.56
Principal Window	Sep03 - Jun32	Sep03 - Mar15	Sep03 - May11	Sep03 - Apr09	Sep03 - Jan08	Sep03 - Feb07
Principal Window (months)	346	139	93	68	53	42
M-II-1
Average Life (years)	26.52	7.74	5.22	4.12	3.70	3.49
Modified Duration (at par)	20.94	7.12	4.92	3.93	3.55	3.36
Principal Window	Feb26 - Jun32	Jul07 - Mar15	Sep06 - May11	Oct06 - Apr09	Nov06 - Jan08	Feb07 - Feb07
Principal Window (months)	77	93	57	31	15	1
M-II-2
Average Life (years)	26.50	7.67	5.17	4.03	3.51	3.32
Modified Duration (at par)	18.68	6.77	4.73	3.76	3.30	3.13
Principal Window	Feb26 - Jun32	Jul07 - Mar15	Sep06 - May11	Sep06 - Apr09	Sep06 - Jan08	Oct06 - Feb07
Principal Window (months)	77	93	57	32	17	5
M-II-3
Average Life (years)	25.46	6.08	4.14	3.36	3.10	3.09
Modified Duration (at par)	15.38	5.24	3.71	3.08	2.86	2.84
Principal Window	Feb26 - Aug31	Jul07 - Nov12	Sep06 - Oct09	Sep06 - Feb08	Sep06 - Feb07	Sep06 - Oct06
Principal Window (months)	67	65	38	18	6	2

Prepayment Sensitivity Tables (to Maturity):
% of Pricing Speed Assumption	0%	50%	75%	100%	125%	150%
A-I-5
Average Life (years)	29.09	19.44	14.52	10.89	7.83	5.42
Modified Duration (at par)	14.09	11.50	9.62	7.86	6.06	4.49
Principal Window	Nov31 - Jul33	Jul18 - May31	Feb14 - Sep26	Mar10 - Nov21	Jun08 - Jul18	May07 - Nov15
Principal Window (months)	21	155	152	141	122	103
A-I-6
Average Life (years)	13.23	7.83	7.06	6.61	6.38	6.30
Modified Duration (at par)	9.41	6.31	5.82	5.51	5.35	5.30
Principal Window	Sep06 - May33	Sep06 - Mar31	Sep06 - Jul26	Sep06 - Sep21	Dec06 - May18	Mar07 - Sep15
Principal Window (months)	321	295	239	181	138	103
M-I-1
Average Life (years)	25.39	11.40	8.16	6.24	5.12	4.49
Modified Duration (at par)	13.44	8.00	6.22	5.02	4.27	3.84
Principal Window	Feb23 - Apr33	Jan09 - Mar27	May07 - May21	Sep06 - Aug17	Oct06 - Oct14	Dec06 - Oct12
Principal Window (months)	123	219	169	132	97	71
M-I-2
Average Life (years)	25.37	11.24	8.03	6.13	5.00	4.34
Modified Duration (at par)	12.91	7.77	6.06	4.90	4.15	3.69
Principal Window	Feb23 - Feb33	Jan09 - Mar25	May07 - Jun19	Sep06 - Feb16	Sep06 - Jul13	Oct06 - Oct11
Principal Window (months)	121	195	146	114	83	61
M-I-3
Average Life (years)	25.30	10.85	7.75	5.89	4.79	4.14
Modified Duration (at par)	12.90	7.63	5.93	4.77	4.02	3.55
Principal Window	Feb23 - Oct32	Jan09 - May22	May07 - Jul17	Sep06 - Apr14	Sep06 - Feb12	Sep06 - Jul10
Principal Window (months)	117	161	123	92	66	47
A-II-A
Average Life (years)	19.81	4.86	3.34	2.51	1.99	1.60
Modified Duration (at par)	16.79	4.54	3.19	2.43	1.93	1.57
Principal Window	Sep03 - Jul33	Sep03 - Jun26	Sep03 - Jul19	Sep03 - Feb15	Sep03 - May12	Sep03 - May10
Principal Window (months)	359	274	191	138	105	81
A-II-B
Average Life (years)	19.84	4.99	3.46	2.63	2.09	1.70
Modified Duration (at par)	16.78	4.66	3.30	2.53	2.03	1.66
Principal Window	Sep03 - Jul33	Sep03 - May27	Sep03 - Jun20	Sep03 - Dec15	Sep03 - Feb13	Sep03 - Jan11
Principal Window (months)	359	285	202	148	114	89
M-II-1
Average Life (years)	26.63	8.32	5.62	4.41	3.91	3.93
Modified Duration (at par)	21.00	7.57	5.26	4.19	3.74	3.76
Principal Window	Feb26 - Apr33	Jul07 - Feb21	Sep06 - Jul15	Oct06 - Apr12	Nov06 - Apr10	Feb07 - Nov08
Principal Window (months)	87	164	107	67	42	22
M-II-2
Average Life (years)	26.54	7.85	5.29	4.12	3.57	3.37
Modified Duration (at par)	18.70	6.90	4.83	3.84	3.36	3.18
Principal Window	Feb26 - Jan33	Jul07 - Feb18	Sep06 - May13	Sep06 - Oct10	Sep06 - Feb09	Oct06 - Dec07
Principal Window (months)	84	128	81	50	30	15

Characteristics of Initial Mortgage Loans

Loan Group I

Summary Report
Aggregate Outstanding Principal Balance	$725,840,282
Number of Mortgage Loans	6,917

	(Weighted) Average	Minimum	Maximum
Current Principal Balance	$104,936	$9,980	$555,500
Original Loan-to-Value Ratio	78.74%	5.00%	100.00%
Mortgage Rate	7.681%	4.700%	14.250%
Net Mortgage Rate	6.334%	3.205%	13.670%
Remaining Term	328	118	360
Credit Score	625	469	816

		Percent of Statistical Calculation Date
	Range	Principal Balance

Product Type	Fixed Rate	100%

Lien	First	95.5%
	Second	4.5%

Property Type	Single-Family Detached	82.3%
	2 to 4 Family Units	6.0%
	Planned Unit Developments (detached)	5.6%
	Condo Low-Rise (less than 5 stories)	2.2%
	Planned Unit Developments (attached)	1.7%
	Manufactured Home	1.2%
	Townhouse	0.9%
	Leasehold	0.1%
	Condo Mid-Rise (5 to 8 stories)	0.1%
	Condo High-Rise (9 stories or more)	0.1%

Occupancy Status	Primary Residence	91.6%
	Non Owner-Occupied	7.5%
	Second/Vacation	0.9%

Loan Purpose	Equity Refinance	73.8%
	Purchase	17.6%
	Rate/Term Refinance	8.6%

Documentation Type	Full Documentation	77.1%
	Reduced Documentation	22.9%

Loans with Mortgage Insurance (includes both borrower-paid and issuer-paid)		66.5%

Loans with Prepayment Penalties		73.2%

Loans serviced by HomeComings		87.5%

Credit Score Distribution
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
499 or Less	17	$1,174,102	0.16%	$69,065	73.80%
500 to 519	72	4,668,953	0.64	64,847	71.58
520 to 539	247	18,249,188	2.51	73,883	70.71
540 to 559	512	38,741,331	5.34	75,667	76.22
560 to 579	665	52,387,155	7.22	78,778	77.96
580 to 599	884	85,315,115	11.75	96,510	77.82
600 to 619	1,305	139,321,515	19.19	106,760	80.25
620 to 639	1,131	128,550,720	17.71	113,661	79.67
640 to 659	869	100,862,545	13.90	116,067	78.58
660 to 679	564	70,917,948	9.77	125,741	79.35
680 to 699	291	38,764,455	5.34	133,211	79.35
700 to 719	149	19,713,546	2.72	132,306	78.83
720 to 739	99	13,950,603	1.92	140,915	79.32
740 to 759	55	7,184,312	0.99	130,624	80.96
760 or Greater	51	5,763,288	0.79	113,006	78.39
Subtotal with Credit Scores	6,911	725,654564,778	99.96	104,987	78.74
Not Available	6	$275,504	0.04	$45,917	66.45
Total:	6,917	$725,840,282	100.00%	$104,936	78.74%

As of the cut-off date, the weighted average credit score is approximately 625.

Original Mortgage Loan Principal Balances
Range of Original Mortgage Loan Principal Balances	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
1 to 100,000	4,098	$225,345,085	31.05%	$54,989	613	79.30%
100,001 to 200,000	2,056	291,900,587	40.22	141,975	625	78.51
200,001 to 300,000	560	134,540,173	18.54	240,250	633	78.28
300,001 to 400,000	168	58,151,615	8.01	346,141	644	79.29
400,001 to 500,000	31	13,724,922	1.89	442,739	648	75.61
500,001 to 600,000	4	2,177,900	0.30	544,475	652	85.19
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

As of the cut-off date, the average original principal balance is approximately $105,045.

Net Mortgage Rates
Range of Net Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
3.000 to 3.499	2	$565,213	0.08%	$282,606	716	62.75%
3.500 to 3.999	24	4,932,349	0.68	205,515	673	71.96
4.000 to 4.499	157	31,725,337	4.37	202,072	653	72.88
4.500 to 4.999	479	84,895,523	11.70	177,235	649	76.61
5.000 to 5.499	750	116,365,475	16.03	155,154	640	78.95
5.500 to 5.999	967	124,576,901	17.16	128,828	634	78.67
6.000 to 6.499	933	103,057,877	14.20	110,459	627	77.93
6.500 to 6.999	719	75,667,740	10.42	105,240	617	78.47
7.000 to 7.499	550	54,742,712	7.54	99,532	603	77.58
7.500 to 7.999	454	40,397,121	5.57	88,980	596	80.32
8.000 to 8.499	453	32,371,480	4.46	71,460	589	81.04
8.500 to 8.999	197	14,220,463	1.96	72,185	579	79.17
9.000 to 9.499	197	11,854,951	1.63	60,177	578	78.72
9.500 to 9.999	124	5,177,174	0.71	41,751	585	80.56
10.000 to 10.499	194	7,097,084	0.98	36,583	602	88.26
10.500 to 10.999	101	3,256,699	0.45	32,245	617	93.71
11.000 to 11.499	99	3,497,385	0.48	35,327	611	94.02
11.500 to 11.999	60	1,571,840	0.22	26,197	619	98.96
12.000 to 12.499	83	2,094,803	0.29	25,239	595	99.34
12.500 to 12.999	40	927,117	0.13	23,178	595	99.94
13.000 to 13.499	333	6,827,039	0.94	20,502	562	99.44
13.500 to 13.999	1	17,997	0.01	17,997	620	100.00
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

As of the cut-off date, the weighted average net mortgage rate is approximately 6.3342%.

Mortgage Rates
Range of Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
4.500 to 4.999	3	$669,300	0.09%	$223,100	688	71.29%
5.000 to 5.499	14	2,824,692	0.39	201,764	697	67.77
5.500 to 5.999	121	24,980,115	3.44	206,447	668	72.24
6.000 to 6.499	329	63,240,934	8.71	192,222	656	74.18
6.500 to 6.999	917	149,581,644	20.61	163,121	642	77.08
7.000 to 7.499	801	105,712,800	14.56	131,976	632	77.30
7.500 to 7.999	1,339	154,276,470	21.25	115,218	621	79.01
8.000 to 8.499	814	76,675,966	10.56	94,197	610	80.36
8.500 to 8.999	885	70,332,453	9.69	79,472	599	81.60
9.000 to 9.499	305	23,908,287	3.29	78,388	581	82.24
9.500 to 9.999	307	20,418,472	2.81	66,510	581	79.37
10.000 to 10.499	135	6,234,601	0.86	46,182	583	81.33
10.500 to 10.999	215	8,010,493	1.10	37,258	599	86.78
11.000 to 11.499	109	3,730,194	0.51	34,222	611	90.91
11.500 to 11.999	98	3,560,221	0.49	36,329	612	94.09
12.000 to 12.499	65	1,734,336	0.24	26,682	617	98.98
12.500 to 12.999	84	2,102,437	0.29	25,029	597	99.63
13.000 to 13.499	40	958,031	0.13	23,951	594	99.31
13.500 to 13.999	334	6,829,576	0.94	20,448	561	99.44
14.000 to 14.499	2	59,259	0.01	29,630	618	100.00
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

As of the cut-off date, the weighted average mortgage rate is approximately 7.6808%.

Combined Original Loan-to-Value Ratios (1)
Range of Loan-to-Value Ratios	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO
0.01 to 50.00	353	$30,080,890	4.14%	$85,215	618
50.01 to 55.00	126	13,880,192	1.91	110,160	615
55.01 to 60.00	212	22,811,096	3.14	107,600	618
60.01 to 65.00	290	36,151,793	4.98	124,661	618
65.01 to 70.00	493	55,940,809	7.71	113,470	614
70.01 to 75.00	580	67,794,403	9.34	116,887	621
75.01 to 80.00	1,596	200,539,312	27.63	125,651	630
80.01 to 85.00	823	101,878,894	14.04	123,790	623
85.01 to 90.00	1,016	128,330,266	17.68	126,309	628
90.01 to 95.00	404	40,788,696	5.62	100,962	638
95.01 to 100.00	1,024	27,643,933	3.81	26,996	616
Total:	6,917	$725,840,282	100.00%	$104,936	625

As of the cut-off date, the weighted average original combined loan-to-value ratio is approximately 78.74%.

(1) With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Geographic Distribution
State	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
California	743	$138,667,666	19.10%	$186,632	640	75.56%
Florida	669	68,363,422	9.42	102,187	619	78.00
Texas	655	47,094,970	6.49	71,901	610	79.41
New York	263	46,071,182	6.35	175,176	635	73.90
Georgia	312	30,109,900	4.15	96,506	626	81.21
Michigan	350	25,992,930	3.58	74,266	615	79.76
Alabama	311	22,423,071	3.09	72,100	609	81.44
Other (1)	3,614	347,117,142	47.82	96,048	622	80.24
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

(1) Other includes states and the District of Columbia with under 3% concentrations individually.

Mortgage Loan Purpose
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Purchase	1,795	$127,641,161	17.59%	$71,109	634	85.21%
Rate/Term Refinance	540	62,677,105	8.64	116,069	625	77.70
Equity Refinance	4,582	535,522,016	73.78	116,875	623	77.32
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

Mortgage Loan Documentation
Documentation	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Full Documentation	5,591	$559,435,136	77.07%	$100,060	620	80.21%
Reduced Documentation	1,326	166,405,146	22.93	125,494	640	73.80
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

Occupancy Types
Occupancy	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Primary Residence	6,271	$665,096,362	91.63%	$106,059	622	78.76%
Second/Vacation	51	6,169,848	0.85	120,977	652	76.58
Non Owner-Occupied	595	54,574,071	7.52	91,721	652	78.73
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

Mortgaged Property Types
Property Types	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Single-Family Detached	5,877	$597,495,207	82.32%	$101,667	623	78.93%
2 to 4 Family Units	296	43,287,038	5.96	146,240	645	74.41
Planned Unit Developments (detached)	292	40,874,709	5.63	139,982	624	80.64
Condo Low-Rise (less than 5 stories)	140	15,736,736	2.17	112,405	637	77.77
Planned Unit Developments (attached)	107	12,494,871	1.72	116,774	627	81.98
Manufactured Home	133	9,060,978	1.25	68,128	623	75.15
Townhouse	67	6,404,232	0.88	95,586	614	79.01
Leasehold	2	166,662	0.02	83,331	663	84.72
Condo Mid-Rise (5 to 8 stories)	2	163,350	0.02	81,675	615	82.92
Condo High-Rise (9 stories or more)	1	156,500	0.02	156,500	581	79.00
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

Credit Grades
Credit Grades	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
A4	2,890	$354,935,705	48.90%	$122,815	647	79.79%
AX	2,303	228,436,985	31.47	99,191	623	79.15
AM	938	78,178,390	10.77	83,346	585	78.51
B	497	40,661,578	5.60	81,814	563	74.96
C	207	17,409,132	2.40	84,102	549	67.51
CM	82	6,218,492	0.86	75,835	532	62.91
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

Prepayment Penalty Terms
Prepayment Penalty Terms	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
None	2,516	$194,446,368	26.79%	$77,284	619	79.98%
12 Months	238	37,013,082	5.10	155,517	630	76.62
24 Months	493	64,617,504	8.90	131,070	637	79.02
36 Months	3,010	365,695,976	50.38	121,494	627	78.11
48 Months	8	1,084,819	0.15	135,602	641	79.76
60 Months	632	60,436,550	8.33	95,627	616	79.26
Other	20	2,545,983	0.35	127,299	635	84.29
Total:	6,917	$725,840,282	100.00%	$104,936	625	78.74%

As of the cut-off date, the weighted average prepayment penalty term is approximately 36.

Characteristics of Initial Mortgage Loans

Loan Group II-A

Summary Report
Aggregate Outstanding Principal Balance	$439,563,013
Number of Mortgage Loans	3,339

	(Weighted) Average	Minimum	Maximum
Current Principal Balance	$131,645	$17,500	$576,000
Original Loan-to-Value Ratio	81.99%	12.00%	95.00%
Mortgage Rate	7.494%	5.150%	12.000%
Net Mortgage Rate	5.489%	2.815%	10.670%
Note Margin	7.090%	1.250%	11.850%
Maximum Mortgage Rate	13.930%	10.050%	18.250%
Minimum Mortgage Rate	7.597%	2.750%	12.000%
Term to Next Rate Adjustment	26	4	38
Remaining Term	360	240	360
Credit Score	610	475	811

		Percent of Statistical Calculation Date
	Range	Principal Balance

Product Type	Adjustable Rate	100.0%

Lien	First	100.0%

Property Type	Single-Family Detached	81.7%
	Planned Unit Developments (detached)	7.5%
	2 to 4 Family units	4.3%
	Condo Low-Rise (less than 5 stories)	3.7%
	Planned Unit Developments (attached)	1.7%
	Townhouse	0.7%
	Manufactured Home	0.3%
	Condo Mid-Rise (5 to 8 stories)	0.1%

Occupancy Status	Primary Residence	94.7%
	Non Owner-Occupied	4.7%
	Second/Vacation	0.6%

Loan Purpose	Equity Refinance	57.8%
	Purchase	38.0%
	Rate/Term Refinance	4.3%

Documentation Type	Full Documentation	79.1%
	Reduced Documentation	20.9%

Loans with Mortgage Insurance (includes both borrower-paid and issuer-paid)		74.7%

Loans with Prepayment Penalties		87.5%

Loans serviced by HomeComings		94.8%

Credit Score Distribution
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
499 or Less	9	$840,783	0.19%	$93,420	70.04%
500 to 519	39	4,945,473	1.13	126,807	76.78
520 to 539	116	13,786,080	3.14	118,846	74.33
540 to 559	298	33,759,382	7.68	113,287	77.64
560 to 579	493	62,422,712	14.20	126,618	82.33
580 to 599	523	68,803,170	15.65	131,555	82.86
600 to 619	633	82,918,342	18.86	130,993	83.19
620 to 639	475	66,610,779	15.15	140,233	82.83
640 to 659	321	45,595,048	10.37	142,041	82.88
660 to 679	217	31,025,725	7.06	142,976	81.74
680 to 699	103	14,202,793	3.23	137,891	82.22
700 to 719	47	6,275,418	1.43	133,520	82.96
720 to 739	20	2,399,420	0.55	119,971	84.27
740 to 759	23	3,082,514	0.70	134,022	85.03
760 or Greater	15	2,380,413	0.54	158,694	80.57
Subtotal with Credit Scores	3,332	439,048,053	99.88	131,767	81.99
Not Available	7	514,960	0.12	73,566	80.34
Total:	3,339	$439,563,013	100.00%	$131,645	81.99%

As of the cut-off date, the weighted average credit score is approximately 610.

Original Mortgage Loan Principal Balances
Range of Original Mortgage Loan Principal Balances	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
1 to 100,000	1,286	$92,986,125	21.15%	$72,306	604	81.12%
100,001 to 200,000	1,529	214,858,075	48.88	140,522	609	82.06
200,001 to 300,000	484	118,756,052	27.02	245,364	617	82.26
300,001 to 400,000	39	12,386,762	2.82	317,609	611	84.85
500,001 to 600,000	1	576,000	0.13	576,000	695	80.00
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the average original principal balance is approximately $131,699.

Net Mortgage Rates
Range of Net Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
2.500 to 2.999	13	$2,558,167	0.58%	$196,782	651	81.51%
3.000 to 3.499	102	16,901,929	3.85	165,705	639	77.26
3.500 to 3.999	203	33,548,273	7.63	165,262	636	79.74
4.000 to 4.499	341	53,055,211	12.07	155,587	626	82.62
4.500 to 4.999	411	56,716,265	12.90	137,996	623	83.50
5.000 to 5.499	659	85,980,912	19.56	130,472	615	83.83
5.500 to 5.999	502	58,544,935	13.32	116,623	607	82.89
6.000 to 6.499	368	45,635,986	10.38	124,011	607	80.97
6.500 to 6.999	183	23,164,186	5.27	126,580	590	80.89
7.000 to 7.499	176	22,347,686	5.08	126,975	578	81.76
7.500 to 7.999	153	17,916,011	4.08	117,098	567	82.02
8.000 to 8.499	117	12,131,253	2.76	103,686	560	80.86
8.500 to 8.999	46	4,723,851	1.07	102,692	558	79.86
9.000 to 9.499	41	3,943,819	0.90	96,191	540	71.76
9.500 to 9.999	15	1,578,233	0.36	105,216	555	71.22
10.000 to 10.499	7	704,642	0.16	100,663	552	62.39
10.500 to 10.999	2	111,653	0.03	55,827	595	72.02
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the weighted average net mortgage rate is approximately 5.4889%.

Mortgage Rates
Range of Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
5.000 to 5.499	12	$2,162,525	0.49%	$180,210	670	82.62%
5.500 to 5.999	151	26,535,021	6.04	175,729	645	77.66
6.000 to 6.499	230	36,070,188	8.21	156,827	631	77.54
6.500 to 6.999	498	76,689,117	17.45	153,994	623	81.41
7.000 to 7.499	475	66,504,100	15.13	140,009	615	82.76
7.500 to 7.999	847	110,802,156	25.21	130,817	607	83.73
8.000 to 8.499	478	53,251,152	12.11	111,404	593	84.56
8.500 to 8.999	438	47,667,858	10.84	108,831	589	81.98
9.000 to 9.499	101	9,705,384	2.21	96,093	577	82.48
9.500 to 9.999	71	6,755,992	1.54	95,155	556	76.61
10.000 to 10.499	24	2,272,915	0.52	94,705	564	76.00
10.500 to 10.999	10	945,442	0.22	94,544	574	68.48
11.000 to 11.499	3	143,653	0.03	47,884	572	63.55
12.000 to 12.499	1	57,509	0.01	57,509	537	75.00
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the weighted average mortgage rate is approximately 7.4944%.

Original Loan-to-Value Ratios
Range of Loan-to-Value Ratios	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO
0.01 to 50.00	74	$6,666,500	1.52%	$90,088	592
50.01 to 55.00	23	2,650,025	0.60	115,218	603
55.01 to 60.00	53	6,829,343	1.55	128,856	588
60.01 to 65.00	93	12,276,876	2.79	132,009	597
65.01 to 70.00	161	20,369,537	4.63	126,519	585
70.01 to 75.00	233	29,748,327	6.77	127,675	599
75.01 to 80.00	1,023	138,397,811	31.49	135,286	622
80.01 to 85.00	513	65,065,522	14.80	126,833	596
85.01 to 90.00	940	126,442,068	28.77	134,513	608
90.01 to 95.00	226	31,117,004	7.08	137,686	637
Total:	3,339	$439,563,013	100.00%	$131,645	610

As of the cut-off date, the weighted average original loan-to-value ratio is approximately 81.99%.

Geographic Distribution
State	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
California	428	$84,168,480	19.15%	$196,655	623	80.38%
Florida	297	36,391,673	8.28	122,531	608	81.83
Michigan	302	32,929,658	7.49	109,039	600	81.80
Illinois	158	22,745,427	5.17	143,958	616	82.60
Minnesota	149	22,146,358	5.04	148,633	617	82.35
Texas	171	20,672,998	4.70	120,895	603	82.93
Wisconsin	137	14,169,958	3.22	103,430	603	82.42
North Carolina	111	13,903,314	3.16	125,255	609	84.77
Other	1,586	192,435,147	43.78	121,334	606	82.32
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

(1) Other includes states and the District of Columbia with under 3% concentrations individually.

Mortgage Loan Purpose
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Purchase	1,283	$166,854,206	37.96%	$130,050	622	83.75%
Rate/Term Refinance	172	18,728,785	4.26	108,888	603	82.17
Equity Refinance	1,884	253,980,023	57.78	134,809	603	80.82
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

Mortgage Loan Documentation
Documentation	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Full Documentation	2,716	$347,669,223	79.09%	$128,008	604	83.39%
Reduced Documentation	623	91,893,790	20.91	147,502	634	76.69
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

Occupancy Types
Occupancy	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Primary Residence	3,101	$416,169,027	94.68%	$134,205	608	82.02%
Second/Vacation	22	2,563,859	0.58	116,539	649	84.22
Non Owner-Occupied	216	20,830,127	4.74	96,436	653	81.25
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

Mortgaged Property Types
Property Types	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Single-Family Detached	2,802	$359,036,658	81.68%	$128,136	608	82.20%
Planned Unit Developments (detached)	198	33,083,211	7.53	167,087	613	82.43
2 to 4 Family units	120	18,683,335	4.25	155,694	623	77.91
Condo Low-Rise (less than 5 stories)	122	16,290,303	3.71	133,527	626	81.77
Planned Unit Developments (attached)	47	7,591,684	1.73	161,525	624	83.35
Townhouse	28	3,280,093	0.75	117,146	608	78.56
Manufactured Home	21	1,466,073	0.33	69,813	604	76.62
Condo Mid-Rise (5 to 8 stories)	1	131,656	0.03	131,656	609	84.00
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

Credit Grades
Credit Grades	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
A4	1,360	$184,558,329	41.99%	$135,705	642	83.62%
AX	817	111,245,401	25.31	136,163	609	82.91
AM	602	78,495,349	17.86	130,391	579	82.41
B	390	45,732,800	10.40	117,264	561	78.02
C	112	13,318,543	3.03	118,916	554	69.62
CM	58	6,212,592	1.41	107,114	537	67.74
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

Prepayment Penalty Terms
Prepayment Penalty Terms	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
None	427	$54,995,072	12.51%	$128,794	610	81.76%
12 Months	137	23,128,572	5.26	168,822	618	83.57
24 Months	1,794	248,930,710	56.63	138,757	612	81.93
36 Months	967	110,021,505	25.03	113,776	603	81.95
Other	14	2,487,154	0.57	177,654	610	80.93
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the weighted average prepayment penalty term is approximately 27.

Note Margins
Range of Note Margins	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
1.000 to 1.499	1	$260,816	0.06%	$260,816	567	90.00%
2.500 to 2.999	1	72,071	0.02	72,071	560	85.00
4.000 to 4.499	12	2,120,104	0.48	176,675	669	79.05
4.500 to 4.999	44	6,542,830	1.49	148,701	640	79.32
5.000 to 5.499	200	33,714,364	7.67	168,572	627	82.53
5.500 to 5.999	211	35,026,515	7.97	166,002	617	80.96
6.000 to 6.499	262	38,427,710	8.74	146,671	625	81.26
6.500 to 6.999	695	104,894,074	23.86	150,927	626	80.80
7.000 to 7.499	489	59,868,606	13.62	122,431	609	81.91
7.500 to 7.999	530	61,738,936	14.05	116,489	602	83.94
8.000 to 8.499	420	48,860,321	11.12	116,334	586	83.99
8.500 to 8.999	261	28,001,582	6.37	107,286	583	83.68
9.000 to 9.499	129	12,241,082	2.78	94,892	566	80.45
9.500 to 9.999	50	4,880,364	1.11	97,607	559	78.27
10.000 to 10.499	21	1,993,408	0.45	94,924	548	74.11
10.500 to 10.999	12	886,268	0.20	73,856	559	67.25
11.500 to 11.999	1	33,961	0.01	33,961	537	38.00
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the weighted average note margin is approximately 7.0901%.

Maximum Mortgage Rates
Range of Maximum Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
10.000 to 10.999	2	$243,700	0.06%	$121,850	631	84.62%
11.000 to 11.999	87	14,360,051	3.27	165,058	644	77.87
12.000 to 12.999	481	73,096,336	16.63	151,967	629	79.21
13.000 to 13.999	1,130	157,565,624	35.85	139,439	615	82.69
14.000 to 14.999	1,068	132,232,946	30.08	123,814	599	83.26
15.000 to 15.999	461	51,612,397	11.74	111,957	593	82.34
16.000 to 16.999	88	8,741,726	1.99	99,338	574	79.82
17.000 to 17.999	19	1,541,071	0.35	81,109	562	74.56
18.000 to 18.999	3	169,162	0.04	56,387	575	73.03
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the weighted average maximum mortgage rate is approximately 13.9296%.

Minimum Mortgage Rates
Range of Minimum Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
2.000 to 2.999	1	$72,071	0.02%	$72,071	560	85.00%
4.000 to 4.999	5	476,600	0.11	95,320	653	80.00
5.000 to 5.999	132	23,092,404	5.25	174,942	642	80.13
6.000 to 6.999	660	105,604,188	24.02	160,006	628	80.27
7.000 to 7.999	1,249	167,236,870	38.05	133,897	613	82.71
8.000 to 8.999	989	114,109,317	25.96	115,378	592	83.56
9.000 to 9.999	250	24,094,588	5.48	96,378	571	80.99
10.000 to 10.999	49	4,666,835	1.06	95,242	562	72.20
11.000 to 11.999	3	152,632	0.03	50,877	554	63.85
12.000 to 12.999	1	57,509	0.01	57,509	537	75.00
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the weighted average minimum mortgage rate is approximately 7.5974%.

Next Interest Rate Adjustment Dates
Month of Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
2003-11	1	$135,843	0.03%	$135,843	530	85.00%
2003-12	1	77,936	0.02	77,936	551	26.00
2004-10	1	47,399	0.01	47,399	497	70.00
2005-01	2	336,943	0.08	168,472	609	87.19
2005-03	1	79,429	0.02	79,429	704	90.00
2005-04	20	2,621,708	0.60	131,085	620	81.20
2005-05	153	24,456,608	5.56	159,847	619	83.20
2005-06	899	127,182,846	28.93	141,471	616	81.91
2005-07	1,412	186,500,600	42.43	132,083	606	82.49
2005-08	96	11,414,404	2.60	118,900	606	80.13
2006-03	2	303,878	0.07	151,939	609	89.16
2006-04	4	567,309	0.13	141,827	619	83.61
2006-05	33	3,747,571	0.85	113,563	611	82.17
2006-06	221	25,575,746	5.82	115,727	605	81.59
2006-07	449	50,567,443	11.50	112,622	607	80.50
2006-08	43	5,887,350	1.34	136,915	608	81.16
2006-09	1	60,000	0.01	60,000	566	87.00
Total:	3,339	$439,563,013	100.00%	$131,645	610	81.99%

As of the cut-off date, the weighted average months to next interest rate adjustment is approximately 26 months.

Characteristics of Initial Mortgage Loans

Loan Group II-B

Summary Report
Aggregate Outstanding Principal Balance	$332,295,880
Number of Mortgage Loans	2,355

	(Weighted) Average	Minimum	Maximum
Current Principal Balance	$141,102	$17,106	$500,000
Original Loan-to-Value Ratio	81.91%	25.00%	95.00%
Mortgage Rate	7.348%	4.950%	11.875%
Net Mortgage Rate	5.489%	2.490%	11.295%
Note Margin	7.023%	3.600%	11.500%
Maximum Mortgage Rate	13.761%	10.300%	18.875%
Minimum Mortgage Rate	7.496%	4.625%	11.875%
Term to Next Rate Adjustment	26	6	37
Remaining Term	360	340	360
Credit Score	610	483	785

		Percent of Statistical Calculation Date
	Range	Principal Balance

Product Type	Adjustable Rate	100.0%

Lien	First	100.0%

Property Type	Single-Family Detached	83.0%
	Planned Unit Developments (detached)	6.3%
	Condo Low-Rise (less than 5 stories)	3.7%
	2 to 4 Family units	3.3%
	Planned Unit Developments (attached)	2.2%
	Townhouse	0.9%
	Manufactured Home	0.5%
	Townhouse (2 to 4 family units)	0.1%
	Condo Mid-Rise (5 to 8 stories)	0.1%

Occupancy Status	Primary Residence	93.1%
	Non Owner-Occupied	6.4%
	Second/Vacation	0.6%

Loan Purpose	Equity Refinance	62.5%
	Purchase	32.8%
	Rate/Term Refinance	4.8%

Documentation Type	Full Documentation	80.5%
	Reduced Documentation	19.5%

Loans with Mortgage Insurance (includes both borrower-paid and issuer-paid)		67.3%

Loans with Prepayment Penalties		84.7%

Loans serviced by HomeComings		93.2%

Credit Score Distribution
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
499 or Less	11	$766,644	0.23%	$69,695	69.20%
500 to 519	42	4,090,265	1.23	97,387	76.17
520 to 539	140	16,212,855	4.88	115,806	75.66
540 to 559	244	30,794,947	9.27	126,209	79.80
560 to 579	339	42,880,462	12.90	126,491	81.56
580 to 599	323	45,265,072	13.62	140,140	82.55
600 to 619	364	56,513,939	17.01	155,258	83.82
620 to 639	316	45,926,184	13.82	145,336	82.30
640 to 659	260	41,675,446	12.54	160,290	83.10
660 to 679	135	20,099,860	6.05	148,888	82.96
680 to 699	64	10,183,026	3.06	159,110	81.45
700 to 719	44	6,757,647	2.03	153,583	80.51
720 to 739	26	4,965,863	1.49	190,995	82.52
740 to 759	20	3,044,559	0.92	152,228	83.14
760 or Greater	12	2,075,107	0.62	172,926	83.86
Subtotal with Credit Scores	2,340	331,251,877	99.69	141,561	81.93
Not Available	15	1,044,004	0.31	69,600	72.98
Total:	2,355	$332,295,880	100.00%	$141,102	81.91%

As of the cut-off date, the weighted average credit score is approximately 610.

Original Mortgage Loan Principal Balances
Range of Original Mortgage Loan Principal Balances	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
1 to 100,000	903	$64,435,117	19.39%	$71,357	600	80.14%
100,001 to 200,000	1,014	143,601,460	43.21	141,619	606	82.21
200,001 to 300,000	266	61,236,454	18.43	230,212	616	81.44
300,001 to 400,000	141	49,109,617	14.78	348,295	619	84.20
400,001 to 500,000	31	13,913,233	4.19	448,814	650	80.91
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the average original principal balance is approximately $141,176.

Net Mortgage Rates
Range of Net Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
2.000 to 2.499	1	$58,500	0.02%	$58,500	588	82.00%
2.500 to 2.999	13	2,601,542	0.78	200,119	689	75.61
3.000 to 3.499	59	13,686,266	4.12	231,971	657	80.68
3.500 to 3.999	177	31,285,983	9.42	176,757	634	81.53
4.000 to 4.499	423	68,377,193	20.58	161,648	628	82.39
4.500 to 4.999	430	60,403,810	18.18	140,474	624	83.39
5.000 to 5.499	164	25,816,107	7.77	157,415	623	83.87
5.500 to 5.999	63	9,777,761	2.94	155,203	612	80.64
6.000 to 6.499	168	22,562,552	6.79	134,301	602	81.65
6.500 to 6.999	207	25,690,637	7.73	124,109	588	80.86
7.000 to 7.499	225	26,854,767	8.08	119,355	580	82.19
7.500 to 7.999	153	18,036,645	5.43	117,887	568	80.74
8.000 to 8.499	135	14,954,236	4.50	110,772	556	80.41
8.500 to 8.999	77	6,925,590	2.08	89,943	547	79.34
9.000 to 9.499	23	2,640,764	0.79	114,816	545	82.10
9.500 to 9.999	21	1,381,864	0.42	65,803	527	71.87
10.000 to 10.499	12	972,016	0.29	81,001	524	70.25
10.500 to 10.999	3	220,899	0.07	73,633	517	61.53
11.000 to 11.499	1	48,750	0.01	48,750	518	75.00
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the weighted average net mortgage rate is approximately 5.4893%.

Mortgage Rates
Range of Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
4.500 to 4.999	7	$1,611,570	0.48%	$230,224	689	80.14%
5.000 to 5.499	14	2,964,649	0.89	211,761	694	76.47
5.500 to 5.999	86	21,213,583	6.38	246,670	659	81.22
6.000 to 6.499	170	29,552,242	8.89	173,837	638	80.59
6.500 to 6.999	525	86,193,815	25.94	164,179	628	82.40
7.000 to 7.499	479	65,508,704	19.71	136,761	612	82.08
7.500 to 7.999	373	49,743,095	14.97	133,360	595	82.71
8.000 to 8.499	183	23,106,153	6.95	126,263	575	81.52
8.500 to 8.999	254	28,120,793	8.46	110,712	571	82.25
9.000 to 9.499	141	13,124,628	3.95	93,082	568	81.01
9.500 to 9.999	65	6,383,665	1.92	98,210	558	83.94
10.000 to 10.499	27	2,406,975	0.72	89,147	565	81.44
10.500 to 10.999	23	1,855,536	0.56	80,675	539	73.54
11.000 to 11.499	5	275,672	0.08	55,134	523	71.52
11.500 to 11.999	3	234,800	0.07	78,267	529	69.55
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the weighted average mortgage rate is approximately 7.3476%.

Original Loan-to-Value Ratios
Range of Loan-to-Value Ratios	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO
0.01 to 50.00	38	$4,190,844	1.26%	$110,285	577
50.01 to 55.00	20	2,295,536	0.69	114,777	573
55.01 to 60.00	38	3,160,226	0.95	83,164	576
60.01 to 65.00	50	5,525,937	1.66	110,519	571
65.01 to 70.00	145	17,055,806	5.13	117,626	598
70.01 to 75.00	218	31,570,082	9.50	144,817	600
75.01 to 80.00	727	105,699,071	31.81	145,391	624
80.01 to 85.00	390	54,139,662	16.29	138,820	600
85.01 to 90.00	605	89,535,012	26.94	147,992	608
90.01 to 95.00	124	19,123,704	5.76	154,223	636
Total:	2,355	$332,295,880	100.00%	$141,102	610

As of the cut-off date, the weighted average original loan-to-value ratio is approximately 81.91%.

Geographic Distribution
State	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
California	305	$66,892,900	20.13%	$219,321	622	81.55%
Michigan	337	37,204,844	11.20	110,400	599	81.80
Minnesota	116	18,413,566	5.54	158,738	618	82.05
Florida	144	17,673,460	5.32	122,732	612	82.49
Illinois	84	13,041,277	3.92	155,253	625	82.27
New York	74	12,693,949	3.82	171,540	614	76.28
Texas	103	11,758,908	3.54	114,164	587	82.44
Georgia	79	11,622,870	3.50	147,125	598	83.95
Virginia	67	11,104,865	3.34	165,744	604	81.77
Massachusetts	50	10,570,222	3.18	211,404	627	75.85
Other	996	121,319,019	36.51	121,806	607	82.87
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

(1) Other includes states and the District of Columbia with under 3% concentrations individually.

Mortgage Loan Purpose
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Purchase	787	$108,841,981	32.75%	$138,300	629	83.33%
Rate/Term Refinance	116	15,908,588	4.79	137,143	605	82.25
Equity Refinance	1,452	207,545,312	62.46	142,938	601	81.13
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

Mortgage Loan Documentation
Documentation	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Full Documentation	1,937	$267,387,976	80.47%	$138,042	604	83.13%
Reduced Documentation	418	64,907,904	19.53	155,282	636	76.85
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

Occupancy Types
Occupancy	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Primary Residence	2,141	$309,309,807	93.08%	$144,470	607	81.96%
Second/Vacation	9	1,845,367	0.56	205,041	665	82.85
Non Owner-Occupied	205	21,140,707	6.36	103,125	651	81.11
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

Mortgaged Property Types
Property Types	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
Single-Family Detached	1,993	$275,969,986	83.05%	$138,470	609	82.18%
Planned Unit Developments (detached)	113	20,934,134	6.30	185,258	617	82.62
Condo Low-Rise (less than 5 stories)	78	12,311,867	3.71	157,844	623	81.80
2 to 4 Family units	91	10,936,490	3.29	120,181	627	74.71
Planned Unit Developments (attached)	37	7,182,315	2.16	194,117	615	82.19
Townhouse	21	2,987,590	0.90	142,266	603	81.87
Manufactured Home	20	1,681,512	0.51	84,076	607	74.98
Townhouse (2 to 4 family units)	1	235,986	0.07	235,986	577	74.00
Condo Mid-Rise (5 to 8 stories)	1	56,000	0.02	56,000	560	80.00
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

Credit Grades
Credit Grades	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
A4	938	$142,559,393	42.90%	$151,982	644	83.37%
AX	526	79,949,944	24.06	151,996	613	83.00
AM	427	57,158,782	17.20	133,861	577	82.68
B	261	32,021,959	9.64	122,689	556	77.99
C	142	15,408,426	4.64	108,510	547	72.94
CM	61	5,197,376	1.56	85,203	522	67.19
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

Prepayment Penalty Terms
Prepayment Penalty Terms	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
None	348	$50,890,828	15.31%	$146,238	608	81.19%
12 Months	94	18,167,301	5.47	193,269	627	81.07
24 Months	1,108	169,253,096	50.93	152,756	615	82.18
36 Months	612	73,172,377	22.02	119,563	600	81.96
48 Months	2	206,926	0.06	103,463	606	91.06
60 Months	183	19,459,203	5.86	106,334	602	81.88
Other	8	1,146,150	0.34	143,269	607	81.20
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the weighted average prepayment penalty term is approximately 29.

Note Margins
Range of Note Margins	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
3.500 to 3.999	3	$834,879	0.25%	$278,293	706	84.85%
4.000 to 4.499	12	2,892,568	0.87	241,047	670	81.02
4.500 to 4.999	47	9,379,913	2.82	199,573	655	78.58
5.000 to 5.499	131	24,076,730	7.25	183,792	630	83.29
5.500 to 5.999	163	30,567,222	9.20	187,529	622	81.60
6.000 to 6.499	196	29,892,855	9.00	152,515	630	81.32
6.500 to 6.999	489	77,769,474	23.40	159,038	625	81.90
7.000 to 7.499	349	44,739,415	13.46	128,193	610	81.05
7.500 to 7.999	342	42,640,308	12.83	124,679	601	83.23
8.000 to 8.499	249	31,367,990	9.44	125,976	579	82.96
8.500 to 8.999	200	22,291,086	6.71	111,455	567	82.42
9.000 to 9.499	96	9,846,279	2.96	102,565	559	80.99
9.500 to 9.999	40	3,160,684	0.95	79,017	547	80.31
10.000 to 10.499	20	1,633,817	0.49	81,691	540	74.01
10.500 to 10.999	10	747,983	0.23	74,798	532	77.32
11.000 to 11.499	6	329,880	0.10	54,980	507	60.36
11.500 to 11.999	2	124,800	0.04	62,400	547	84.14
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the weighted average note margin is approximately 7.0226%.

Maximum Mortgage Rates
Range of Maximum Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
10.000 to 10.999	6	$1,307,439	0.39%	$217,906	694	81.40%
11.000 to 11.999	46	11,339,039	3.41	246,501	667	80.01
12.000 to 12.999	448	75,540,857	22.73	168,618	633	81.20
13.000 to 13.999	858	125,631,267	37.81	146,423	618	82.27
14.000 to 14.999	566	75,241,166	22.64	132,935	589	82.19
15.000 to 15.999	297	30,295,994	9.12	102,007	569	82.67
16.000 to 16.999	109	11,012,968	3.31	101,036	563	81.25
17.000 to 17.999	23	1,806,002	0.54	78,522	564	78.69
18.000 to 18.999	2	121,149	0.04	60,575	526	72.01
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the weighted average maximum mortgage rate is approximately 13.7613%.

Minimum Mortgage Rates
Range of Minimum Mortgage Rates	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
4.000 to 4.999	11	$1,899,213	0.57%	$172,656	681	80.96%
5.000 to 5.999	72	16,024,382	4.82	222,561	661	82.35
6.000 to 6.999	585	104,100,271	31.33	177,949	634	81.58
7.000 to 7.999	868	118,078,622	35.53	136,035	611	82.12
8.000 to 8.999	532	64,997,453	19.56	122,176	578	82.37
9.000 to 9.999	221	21,567,492	6.49	97,590	565	81.76
10.000 to 10.999	56	5,047,412	1.52	90,132	553	78.67
11.000 to 11.999	10	581,036	0.17	58,104	525	68.96
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the weighted average minimum mortgage rate is approximately 7.4963%.

Next Interest Rate Adjustment Dates
Month of Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average Principal Balance	Weighted Average FICO	Weighted Average Loan-to-Value Ratio
2004-01	1	$40,000	0.01%	$40,000	519	58.00%
2004-09	2	252,622	0.08	126,311	591	85.00
2004-11	1	153,477	0.05	153,477	577	90.00
2005-01	2	636,289	0.19	318,145	602	95.00
2005-02	2	157,363	0.05	78,682	597	80.44
2005-03	4	654,983	0.20	163,746	586	84.91
2005-04	16	2,675,092	0.81	167,193	600	80.87
2005-05	106	18,620,476	5.60	175,665	622	84.20
2005-06	585	86,004,572	25.88	147,016	616	80.64
2005-07	954	138,926,102	41.81	145,625	607	82.52
2005-08	69	7,941,719	2.39	115,097	609	80.77
2006-03	2	259,316	0.08	129,658	638	80.00
2006-04	3	175,684	0.05	58,561	569	80.29
2006-05	21	2,949,188	0.89	140,438	591	82.69
2006-06	179	23,492,693	7.07	131,244	604	81.06
2006-07	369	44,273,154	13.32	119,981	613	81.79
2006-08	39	5,083,150	1.53	130,337	597	82.97
Total:	2,355	$332,295,880	100.00%	$141,102	610	81.91%

As of the cut-off date, the weighted average months to next interest rate adjustment is approximately 26 months.

Group II Net WAC Cap Table(1)(2)

Period	Group II Net WAC Cap (3)	Group II Net WAC Cap (3)(4)	Period	Group II Net WAC Cap (3)	Group II Net WAC Cap (3)(4)
1	NA	NA	35	8.58	8.58
2	5.49	7.25	36	9.20	9.20
3	5.31	7.25	37	9.79	9.79
4	5.49	7.25	38	10.11	10.11
5	5.31	7.25	39	9.79	9.79
6	5.31	7.25	40	10.11	10.11
7	5.68	7.25	41	9.79	9.79
8	5.31	7.24	42	10.69	10.69
9	5.49	7.24	43	12.09	12.09
10	5.31	7.24	44	10.92	10.92
11	5.49	7.24	45	11.28	11.28
12	5.31	7.23	46	10.92	10.92
13	5.31	7.24	47	11.28	11.28
14	5.49	7.24	48	11.05	11.05
15	5.31	7.23	49	11.28	11.28
16	5.49	7.25	50	11.65	11.65
17	5.31	7.24	51	11.28	11.28
18	5.31	7.23	52	11.65	11.65
19	5.88	7.24	53	11.28	11.28
20	5.31	7.24	54	11.28	11.28
21	5.49	7.24	55	12.30	12.30
22	5.31	7.24	56	11.51	11.51
23	5.49	7.23	57	11.89	11.89
24	7.40	7.40	58	11.51	11.51
25	7.40	7.40	59	11.89	11.89
26	7.64	7.64	60	11.51	11.51
27	7.40	7.40	61	11.53	11.53
28	7.65	7.65	62	11.91	11.91
29	7.40	7.40	63	11.53	11.53
30	8.30	8.30	64	11.91	11.91
31	9.19	9.19	65	11.53	11.53
32	8.30	8.30	66	11.53	11.53
33	8.58	8.58	67	12.77	12.77
34	8.30	8.30	68	11.53	11.53

      Group II Net WAC Cap = Weighted Average Net Mortgage Rate x (30/Actual # Days)

      Assumes no losses, Pricing Prepayment Assumption and runs to Optional Termination Date.

      Assumes 1-month LIBOR and 6-month LIBOR remains constant at 20.00%

      Includes Cash Flow generated by the Yield Maintenance Agreement